UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 20, 2005

CACI International Inc

(Exact name of registrant as specified in its charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 N. Glebe Road Arlington, Virginia		22201

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 841-7800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.02 AND 7.01:    RESULTS OF OPERATIONS AND FINANCIAL CONDITION; REGULATION FD DISCLOSURE

On April 20, 2005 the Registrant released its financial results for the third quarter of fiscal year 2005.

A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and “web cast” on April 21, 2005 is attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number

99	Press Release dated April 20, 2005, announcing CACI’s financial results for the third quarter of fiscal year 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI INTERNATIONAL INC
(Registrant)

April 20, 2005
/s/ JEFFREY P. ELEFANTE

Jeffrey P. Elefante
Executive Vice President,
General Counsel and Secretary